SUNAMERICA FOCUSED SERIES, INC.
                               Focused Portfolios

              Supplement to the Prospectus dated February 20, 2004


       Effective March 12, 2004, references to Donna Calder under the heading "INFORMATION ABOUT ADVISERS" on pages 53 and 56 of the Prospectus are replaced with the following:

NAME, TITLE AND AFFILIATION OF
PORTFOLIO MANAGER                      EXPERIENCE
------------------------------         ----------
Brian P. Clifford                      Mr. Clifford joined SunAmerica in
(Domestic Equity Investment Team)      February 1998.   Prior to joining the
Portfolio Manager (SunAmerica)         firm, Mr. Clifford was a portfolio
                                       manager at Morgan Stanley Dean Witter and a junior equity analyst and investment management associate with Dean Witter
                                       Intercapital. He has a B.S. degree from
                                       the University of Richmond and is a Level
                                       III candidate for Chartered Financial
                                       Analyst distinction.

       In addition, information relating to Steven T. Irons under the heading "INFORMATION ABOUT ADVISERS" on page 53 of the Prospectus is replaced with the following:

                     NAME, TITLE AND AFFILIATION
PORTFOLIO            OF PORTFOLIO MANAGER            EXPERIENCE
-----------------    ---------------------------     ---------------------------
Focused Large-Cap    Steven T. Irons, CFA            Mr. Irons has been a member
Value Portfolio      Senior Vice President,          of the team that manages
                     Partner and Portfolio           the firm's Value approach
                     Manager (Wellington             since joining Wellington
                     Management)                     Management in 1993.





Dated:  March 12, 2004